Summary of Bank Loan Agreement

Hua Nan Commercial Bank of Taiwan

Borrower Name: Color Stars, Inc.
Borrower Account No.: 1870138500891
Borrower Company Unity No.: 80179506

Loan Amount: Three Million New Taiwan Dollars (NTD3,000,000.00)

Loan Term: From Jan. 29, 2010 to Jan. 29, 2011

Interest Rate: 2.604% per annum, fixed.

Note: NTD3,000,000 is approximately $98,360.00 at an exchange rate of $1 to NTD30.5.

# 授信動撥申請書兼借款憑證—新台幣

放款戶號：1870138500891　戶　名：彰星光電股份有限公司

營利事業統一編號：80179506　身分證統一編號：

一、授信金額：新台幣（大寫）叁佰萬元整

3,000,000 NTD

二、申請人因營運週轉及資本性支出需要，請惠予在額(限)度內予以動用。

(一)直接授信項目
□透支　□擔保透支　□企業金融卡貸款　□進口透支　□出口透支
□證券商登錄公債交易短期週轉金融資　□應付證券交易所或證券櫃檯買賣中心交割款項
□短期放款　☑短期擔保放款　□中期放款　□中期擔保放款
□長期放款　□長期擔保放款　□墊付國內票款　□保管客票週轉金貸款
□保管禁止背書轉讓客票週轉金貸款　□＿＿＿＿（請填寫授信項目）

(二)授信期間：自民國 99 年 1 月 29 日起至民國 100 年 1 月 29 日止。

2010.1.29 ~ 2011.1.09

(三)利率：
□按年率＿＿%固定計息。
☑按貴行之基準利率（基準利率說明如附註一）加碼年率 0 %（目前合計為年率2.604%）計息，嗣後貴行基準利率調整時隨同調整，加碼幅度不變。
□按貴行之貨幣市場九十天期均價利率（貨幣市場利率說明如附註二）＿＿碼年率＿＿%（目前合計為年率＿＿%）計息，嗣後以貸放日後每滿三個月之相對日為利率變動調整日，自調整日起隨同調整，加減碼幅度不變。
□按貴行之定儲利率指數（定儲利率指數說明如附註三）＿＿碼年率＿＿%（目前合計為年率＿＿%）計息，嗣後貴行定儲利率指數調整時隨同調整，加減碼幅度不變。
□依另簽訂增補契約之約定計息。
□

Int.=2.604%

(四)前條利率係貨幣市場利率或定儲利率指數訂價，遇有重大不可抗力情事致利率指數明顯偏離市場利率行情時，貴行得於十天前，於貴行之營業場所、網站或全國性報紙公告後，逕以中央銀行當期公告之重貼現率作為利率訂價指標，並依前條當期適用利率與重貼現率之差額調整加減碼利率。

(五)本借款之計息方式如有採按日計息者，以每年365天為利息計算基礎，遇閏年時亦同。
上開計息方式：本金餘額x年率x1／365x計息天數。

(六)償還方式：
☑自借款日起，於每月 29 日按月付息，到期還清本金。
□自借款日起，依年金法，於每月＿＿日按月平均攤付本息。
□自借款日起，於每月＿＿日本金按月平均攤還，利息按月計付。
□自借款日起，前＿＿個月於每月＿＿日按月付息，自第＿＿個月起，再依年金法，按月平均攤付本息。
□自借款日起，前＿＿個月於每月＿＿日按月付息，自第＿＿個月起，本金按月平均攤還，利息按月計付。
□

三、申請人因業務需要，請惠予在額(限)度內予以動用。

(一)間接授信項目：
□保證　□發行公司債保證　□發行商業本票保證
□＿＿＿＿（請填寫授信項目）

(二)授信期間：□自民國＿＿年＿＿月＿＿日起至民國＿＿年＿＿月＿＿日止。
□自民國＿＿年＿＿月＿＿日起至＿＿＿＿。

(三)費率：□按年率＿＿%計付＿＿個月之手續費，以三個月為一期，未滿三個月者，以一期計算；上開期間屆滿時，貴行之保證責任仍未解除者，應與貴行另行議定費率。
□按年率＿＿%計付前＿＿個月之手續費，按年率＿＿%計付第＿＿個月起至第＿＿個月止之手續費，以三個月為一期，未滿三個月者，以一期計算；上開期間屆滿時，貴行之保證責任仍未解除者，應與貴行另行議定費率。
□

四、其他約定：
申請人同意本授信動撥申請書兼借款憑證為與貴行簽訂之授信契約書之一部分。

此致

華南商業銀行

申請人暨借款人：彰星光電股份有限公司（簽章須與原留印鑑相符）
地址：23148 台北縣新店市［illegible］356號10樓

中　華　民　國　　年　　月　　日

| 分行主管 | | 分行副主管 | | 徵審部門 | 主管 | 審查人員 | 貸放收息人員 | 業務部門 | 主管 | 經辦 |
|---|---|---|---|---|---|---|---|---|---|---|
| | [stamp] | | / | | [stamp] | [stamp] | [stamp] | | [stamp] | [stamp] |

授信往來借形表／授信申請書序號：P1 629

96.6.版